Virtus Equity Trust

Supplement dated November 3, 2011 to the Statutory Prospectus dated July 31, 2011, as supplemented

Virtus Insight Trust

Supplement dated November 3, 2011 to the Statutory Prospectus dated May 1, 2011, as supplemented

Virtus Opportunities Trust

Supplement dated November 3, 2011 to the Statutory Prospectus dated January 31, 2011, as supplemented

IMPORTANT NOTICE TO INVESTORS

The disclosure under “Account Reinstatement Privilege” in each trust’s statutory prospectus is hereby amended and replaced with the following:

Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares or Class B Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

Investors should retain this supplement with the Prospectuses for future reference.

VET&VIT&VOT 8521/ReinstatementPrivilege (11/2011)